                                                                    EXHIBIT 99.1

                             STOCKHOLDERS AGREEMENT

                          dated as of September 5, 1997

                                  by and among

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.,

                        BIL (FAR EAST HOLDINGS) LIMITED,

                         BIL SECURITIES (OFFSHORE) LTD.,

                                 IRWIN SELINGER

                                       and

                    THE OTHER INDIVIDUALS AND ENTITIES LISTED
                          ON THE SIGNATURE PAGES HERETO

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Stockholders Agreement to which it is attached but is inserted for convenience only.

                                                                                                                Page
                                                                                                                 No.
                                                                                                                 ---
                                    ARTICLE I

                                   DEFINITIONS

         1.01  Definitions......................................................................................  2

                                   ARTICLE II

                               BOARD OF DIRECTORS

         2.01  Composition of Board of Directors................................................................  5
         2.02  Resignations and Designations....................................................................  6

                                   ARTICLE III

                               TRANSFER OF SHARES

         3.01  Restriction on Certain Transfers.................................................................  6
         3.02  Legend  .........................................................................................  7

                                   ARTICLE IV

                                   STANDSTILL

         4.01  Limitation on Acquisition of Equity Securities...................................................  8
         4.02  Standstill.......................................................................................  8

                                    ARTICLE V

          COVENANTS OF THE STOCKHOLDERS IN CONNECTION WITH THE MERGER

         5.01  Ownership of Target Shares; Approval of Merger
                       Agreement................................................................................  9
         5.02  No Solicitation.................................................................................. 10
         5.03  Director Actions................................................................................. 10

                                   ARTICLE VI

             COVENANTS OF BIL ENTITIES IN CONNECTION WITH THE MERGER

         6.01  Approval of Merger Agreement..................................................................... 10
         6.02  Director Actions................................................................................. 11

                                                                                                               Page
                                                                                                                No.
                                                                                                                ---

                                   ARTICLE VII

             COVENANTS OF MR. SELINGER IN CONNECTION WITH THE MERGER

         7.01  Approval of Merger Agreement..................................................................... 11
         7.02  Director Actions................................................................................. 12

                                  ARTICLE VIII

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         8.01  Authority........................................................................................ 12
         8.02  No Conflicts..................................................................................... 12
         8.03  Governmental Approvals and Filings............................................................... 13

                                   ARTICLE IX

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         9.01  Incorporation.................................................................................... 13
         9.02  Authority........................................................................................ 13
         9.03  No Conflicts..................................................................................... 13
         9.04  Governmental Approvals and Filings............................................................... 14

                                    ARTICLE X

               REPRESENTATIONS AND WARRANTIES OF THE BIL ENTITIES

         10.01  Incorporation................................................................................... 14
         10.02  Authority....................................................................................... 14
         10.03  No Conflicts.................................................................................... 15
         10.04  Governmental Approvals and Filings.............................................................. 15

                                   ARTICLE XI

                 REPRESENTATIONS AND WARRANTIES OF MR. SELINGER

         11.01  Authority....................................................................................... 15
         11.02  No Conflicts.................................................................................... 16
         11.03  Governmental Approvals and Filings.............................................................. 16

                                   ARTICLE XII

                               GENERAL PROVISIONS

         12.01  Survival of Representations, Warranties,
                       Covenants and Agreements................................................................. 16
         12.02  Termination..................................................................................... 17
         12.03  Amendment and Waiver............................................................................ 17
         12.04  Notices......................................................................................... 17
         12.05  Irrevocable Appointment of Agent................................................................ 19
         12.06  Entire Agreement................................................................................ 19

                                                                                                                Page
                                                                                                                 No.
                                                                                                                 ---


         12.07  No Third Party Beneficiary...................................................................... 20
         12.08  No Assignment; Binding Effect................................................................... 20
         12.09  Specific Performance; Legal Fees................................................................ 20
         12.10  Headings........................................................................................ 20
         12.11  Invalid Provisions.............................................................................. 20
         12.12  Governing Law................................................................................... 21
         12.13  Consent to Jurisdiction and Service of Process.................................................. 21
         12.14  Counterparts.................................................................................... 21


                                    SCHEDULES

Schedule I        Target Shares Owned by the Stockholders
Schedule II       Company Shares Owned by the BIL Entities
Schedule III      Company Shares Owned by Mr. Selinger

                  This STOCKHOLDERS AGREEMENT dated as of September 5, 1997 is made and entered into by and among Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), BIL (Far East Holdings) Limited, a Hong Kong corporation ("BIL Far East"), BIL Securities (Offshore) Ltd., a New Zealand corporation ("BIL Securities" and, together with BIL Far East, the "BIL Entities"), Irwin Selinger ("Mr. Selinger") and each of the stockholders of Fuqua Enterprises, Inc., a Delaware corporation ("Target"), listed on the signature pages hereto (the "Stockholders").

                  WHEREAS, the Company, GFHP Acquisition Corp., a Delaware corporation wholly-owned by the Company ("Sub"), and Target have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for the merger of Sub with and into Target and for Target to become a wholly-owned subsidiary of the Company (the "Merger");

                  WHEREAS, at the Effective Time (as defined below) and in accordance with the terms of the Merger Agreement, each share of common stock, par value $2.50 per share, of Target (the "Target Common Stock") will be converted into shares of common stock, par value $.025 per share, of the Company (the "Company Common Stock"), all as more fully described in the Merger Agreement;

                  WHEREAS, each Stockholder owns the number of shares of Target Common Stock set forth opposite such Stockholder's name on Schedule I hereto, each of the BIL Entities owns the number of shares of Company Common Stock and other shares of capital stock of the Company set forth on Schedule II hereto and Mr. Selinger owns the number of shares of Company Common Stock set forth on
Schedule III hereto;

                  WHEREAS, simultaneously with the execution and delivery of this Stockholders Agreement, the Stockholders and the Company are entering into a registration rights agreement providing for the registration for sale, under certain circumstances, of their shares of Company Common Stock (the "Registration Rights Agreement"); and

                  WHEREAS, as a condition to the Company's willingness to consummate the Merger and to the Stockholders' willingness to vote their shares of Target Common Stock in favor of the Merger, the Stockholders, the Company, the BIL Entities and Mr. Selinger desire to establish in this Stockholders Agreement certain terms and conditions concerning the acquisition and disposition of securities of the Company by the Stockholders and the corporate governance of the Company after the Effective Time;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Stockholders Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  1.01 Definitions. (a) Except as otherwise specifically indicated, the following terms have the following meanings for all purposes of this Stockholders Agreement:

                  "Affiliate" shall have the meaning assigned thereto in Rule 405, as presently promulgated under the Securities Act.

                  "beneficially owns" (or comparable variations thereof) has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Change of Control" means and shall be deemed to have occurred if after the Effective Time individuals who qualify as Continuing Directors shall have ceased for any reason to constitute at least a majority of the Board of Directors.

                  "Continuing Director" means (i) any individual serving as a member of the Board of Directors at the Effective Time (including the designee of the Restricted Group pursuant to Section 2.01), for so long as such individual is a member of the Board of Directors, and (ii) any individual who is recommended or elected to serve as a member of the Board of Directors by at least a majority of the Continuing Directors then in office, for so long as such individual is a member of the Board of Directors.

                  "DGCL" means the General Corporation Law of the State of Delaware.

                  "Effective Time" means the time at which the Merger becomes effective under the DGCL.

                  "Equity Securities" means Voting Securities,
Convertible Securities and Rights to Purchase Voting Securities.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "Liens" means any lien, claim, mortgage, encumbrance, pledge, security interest, equity or charge of any kind.

                  "Person" means any individual, corporation, partnership, trust, other entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

                  "Representatives" of any entity means such entity's directors, officers, employees, legal, investment banking and financial advisors, accountants and any other agents and representatives of such entity.

                  "Restricted Group" means (i) any Stockholder, (ii) any and all Persons directly or indirectly controlled by or under common control with any Stockholder, (iii) if such Stockholder is an individual, (a) any member of such Stockholder's family (including any spouse, parent, sibling, child, grandchild or other lineal descendant, including adoptive children), (b) the heirs, executors, personal representatives and administrators of any of the foregoing persons, (c) any trust established for the benefit of any of the foregoing persons and (d) any charitable foundations established by any of the foregoing persons, and (iv) any and all groups (within the meaning of Section 13(d)(3) of the Exchange Act) of which any Stockholder or any Person directly or indirectly controlling, controlled by or under common control with such Stockholder is a member, other than any such group not acting for the purpose of acquiring, holding or beneficially owning Equity Securities.

                  "Rule 144" means Rule 144 as presently promulgated under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Subsidiary" means any Person in which the Company or Target, as the case may be, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interest in, or the Voting Power of, such Person.

                  "Voting Power" means, with respect to any Outstanding Voting Securities, the highest number of votes that the holders of all such Outstanding Voting Securities would be entitled to cast for the election of directors or on any other matter (except to the extent such voting rights are dependent upon events of default or bankruptcy), assuming, for purposes of this computation, the conversion or exchange into Voting Securities of Convertible Securities (whether presently convertible or exchangeable or not) and the exercise of Rights to Purchase Voting Securities (whether presently exercisable or not), in either case to the extent that any such action would increase the number of such votes.

                  "Voting Securities" means the Company Common Stock and any other securities of the Company of any kind or class having power generally to vote for the election of directors; "Convertible Securities" means securities of the Company which are convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities; "Rights to Purchase Voting Securities" means options and rights issued by the Company (whether presently exercisable or not) to purchase Voting Securities or Convertible Voting Securities; and "Outstanding Voting Securities" means at any time the then issued and outstanding Voting Securities, Convertible Securities (which shall be counted at the maximum number of Voting Securities for which they can be converted or exchanged) and Rights to Purchase Voting Securities (which shall be counted at the maximum number of Voting Securities for which they can be exercised).

                  (b) In addition, the following terms are defined in the Sections set forth below:


         "Agent"                                       --       Section 12.05
         "Alternative Proposal"                        --       Section 5.02
         "BIL Entities"                                --       Preamble
         "BIL Far East"                                --       Preamble
         "BIL Securities"                              --       Preamble
         "Business Combination"                        --       Section 4.02
         "Company"                                     --       Preamble
         "Company Common Stock"                        --       Preamble
         "Company Stockholders' Meeting"               --       Section 5.01(c)
         "Dispose" or "Disposition"                    --       Section 3.01(a)
         "Merger"                                      --       Preamble
         "Merger Agreement"                            --       Preamble
         "Mr. Selinger"                                --       Preamble
         "Registration Rights Agreement"               --       Preamble
         "Requisite Stockholders"                      --       Section 12.05
         "Selinger Shares"                             --       Section 7.01(a)
         "Sub"                                         --       Preamble
         "Target"                                      --       Preamble
         "Target Common Stock"                         --       Preamble
         "Target Shares"                               --       Section 5.01(a)
         "Target Stockholders' Meeting"                --       Section 5.01(c)


         (c) Unless the context of this Stockholders Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Stockholders Agreement; and (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Stockholders Agreement. Whenever this Stockholders Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.

                                   ARTICLE II

                               BOARD OF DIRECTORS

                  2.01 Composition of Board of Directors. (a) Effective at the Effective Time, there shall be at least one vacancy on the Board of Directors either by (i) an increase in the Board of Directors in accordance with the terms of the Company's Certificate of Incorporation and Bylaws or (ii) director resignations. Effective at the Effective Time, the Board of Directors shall elect one designee of the Restricted Group to fill one vacancy on the Board of Directors created in accordance with the preceding sentence, to serve from the Effective Time until the end of his or her term.

                  (b) Thereafter, and subject to the next succeeding sentence, the Board of Directors shall, at each meeting of stockholders of the Company at which the term of any director designated by the Restricted Group expires, nominate for election as a director of the Company, in accordance with the Company's procedures for nomination of directors as provided for in its Bylaws, a designee of the Restricted Group to stand for election for a succeeding term, and shall vote all management proxies in favor of such nominee, except for such proxies that specifically indicate to the contrary. Notwithstanding the foregoing, the Stockholders shall cease to have the right to designate, or cause the nomination or election of, any member of the Board of Directors from and after such date as the Restricted Group beneficially owns Outstanding Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities. The obligation of the Board of Directors hereunder to nominate for election as a director an individual designated by the Restricted Group shall be subject to the foregoing limitation.

                  (c) Until such time as the Restricted Group beneficially owns Outstanding Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities, if any director designated by the Restricted Group in accordance with this Section 2.01 shall decline or be unable to serve for any other reason, the Board of Directors shall promptly upon the request of the Restricted Group nominate or elect, as the case may be, a qualified person recommended by the Restricted Group to replace such designee; provided that the Restricted Group shall have such right only if and to the extent consistent with the foregoing provisions of this Section 2.01.

                  (d) Until such time as the Restricted Group beneficially owns Outstanding Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities, at each meeting of stockholders of the Company, the Restricted Group shall vote the Voting Securities held by the Restricted Group (x) for the nominees recommended by the Board of Directors (provided such nominees include the nominee referred to in paragraphs (a) and (b) above), (y) on all other proposals of the

Board of Directors, as the Restricted Group determines in its sole discretion, and (z) on all proposals of any other stockholder of the Company, in accordance with the recommendation of the Board of Directors. Notwithstanding the foregoing, (i) to the extent that any member of the Restricted Group holds or is empowered to vote or to effect the voting of Voting Securities in a fiduciary or comparable capacity and, in the exercise of such duties, such member of the Restricted Group determines that it is not appropriate to vote such Voting Securities in accordance with the recommendation of the Board of Directors as contemplated by clause (z) above, then such member of the Restricted Group may vote such Voting Securities in such manner as he or she determines is appropriate, and (ii) the provisions of this paragraph (d) shall terminate and be of no further force or effect at such time as the members of the Restricted Group notify the Company in writing that they irrevocably waive their right under Article II to nominate a director and they cause their designee on the Board of Directors to resign.

                  (e) The Restricted Group shall promptly provide to the Company, as the Company may from time to time reasonably request, information regarding any designee of the Restricted Group for the Board of Directors, for inclusion in any form, report, schedule, registration statement, definitive proxy statement or other documents required to be filed by the Company with the Securities and Exchange Commission.

                  2.02 Resignations and Designations. At such time as the Restricted Group no longer has the right to designate a director in accordance with this Article II, the Restricted Group will cause the director designated by the Restricted Group to resign from the Board of Directors.


                                   ARTICLE III

                               TRANSFER OF SHARES


                  3.01 Restriction on Certain Transfers. Until such time as the Restricted Group beneficially owns Outstanding Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities, no member of the Restricted Group shall, directly or indirectly, assign, sell, pledge, hypothecate or otherwise transfer or dispose of ("Dispose" or a "Disposition") any Equity Securities beneficially owned by such member of the Restricted Group, except (A) a Disposition to a member of the Restricted Group who simultaneously with such Disposition agrees in a written instrument in form and substance satisfactory to the Company to be bound by the provisions of this Stockholders Agreement as though an original signatory hereto, (B) a Disposition through a bona fide underwritten public offering registered under the Securities Act effected in accordance with the provisions of the Registration Rights

Agreement, (C) a Disposition in a "brokers' transaction" pursuant to Rule 144(f), provided that, until such time as the Restricted Group beneficially owns Outstanding Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities, any sales pursuant to this clause (C) shall be subject to the volume limitations set forth in Rule 144(e) (regardless of whether such volume limitations are applicable to such sale), (D) pursuant to a merger or consolidation of the Company or a recapitalization of any Equity Securities, (E) pursuant to a self-tender or exchange offer by the Company or a third party tender offer recommended by the Board of Directors, (F) a Disposition by way of gift to any tax-exempt charitable organization or educational institution, (G) a Disposition to a Person who is eligible to file a statement on Schedule 13G promulgated by the Securities and Exchange Commission with respect to its holdings of Equity Securities pursuant to Rule 13d-1(b)(1) promulgated under the Exchange Act, or (H) to a Person who, after giving effect to such Disposition, would beneficially own less than 5% of the Voting Power of all Outstanding Voting Securities (determined pursuant to the provisions of Regulation 13D under the Exchange Act, except that a Person shall be deemed to be the beneficial owner of a security if that Person has the right to acquire beneficial ownership of such security without regard to the 60-day provision in Rule 13d-3(d)(1)(i)).

                  3.02 Legend. Any Disposition of Equity Securities by any member of the Restricted Group also shall be subject to the terms and conditions of this Section 3.02. Each certificate representing Equity Securities beneficially owned by any member of the Restricted Group shall be imprinted with a legend in the following form until such time (subject to the provisions of the final sentence of this Section 3.02) as all restrictions on the Disposition of such Equity Securities hereunder are terminated:

         "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS THEY ARE REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. SUCH SHARES MAY ONLY BE TRANSFERRED PURSUANT TO THE PROVISIONS OF ARTICLE III OF A CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 5, 1997, BY AND AMONG GRAHAM-FIELD HEALTH PRODUCTS, INC., BIL (FAR EAST HOLDINGS) LIMITED, BIL SECURITIES (OFFSHORE) LTD., IRWIN SELINGER AND THE OTHER INDIVIDUALS AND ENTITIES LISTED ON THE SIGNATURE PAGES THERETO, COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

The Company shall not (i) give effect on its books to an attempted Disposition of any Equity Securities which shall have been Disposed of in violation of any provision of this Stockholders Agreement, or (ii) treat any transferee who obtains any Equity Securities in violation of any provision of this Stockholders Agreement as the owner of such Equity Securities or accord any transferee thereof the right to vote or to receive dividends in respect of such Equity Securities. The Company will issue new certificates not imprinted with the foregoing legend to any holder of Equity Securities not subject to the restrictions on Disposition contained in this Stockholders Agreement; provided that the Company may require an opinion of counsel reasonably satisfactory to it to the effect that no legend is required under the Securities Act or applicable state securities or blue sky laws.


                                   ARTICLE IV

                                   STANDSTILL


                  4.01 Limitation on Acquisition of Equity Securities. Following the Effective Time and until the Restricted Group beneficially owns Outstanding Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities, no member of the Restricted Group shall, directly or indirectly, purchase or acquire, or make any offer to or agree to purchase or acquire, beneficial ownership of any Equity Securities, except (i) the acquisition of Company Common Stock pursuant to the Merger Agreement, (ii) by way of stock dividends, stock splits or other distributions or offerings made available to holders of Equity Securities generally, (iii) in connection with a Disposition permitted by Section 3.01(A) or (iv) pursuant to plans established by the Company for members of the Board of Directors, officers and other employees.

                  4.02 Standstill. Following the Effective Time and thereafter until such time as the Restricted Group beneficially owns Outstanding Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities, no member of the Restricted Group will, and they will not assist or encourage others (including by providing financing) to, directly or indirectly (i) acquire or agree, offer, seek or propose (whether publicly or otherwise) to acquire ownership (including but not limited to beneficial ownership) of any substantial portion of the assets or Equity Securities of the Company, whether by means of a negotiated purchase of assets, tender or exchange offer, merger or other business combination, recapitalization, restructuring or other extraordinary transaction (a "Business Combination"), (ii) engage in any "solicitation" of "proxies" (as such terms are used in the proxy rules promulgated under the Exchange Act, but disregarding clause (iv) of Rule 14a-1(1)(2) and including any exempt solicitation pursuant to Rule 14a-2(b)(1) or (2)), or form, join or in any way participate in a "group" (as defined under the Exchange Act), other than a group consisting solely of members of the Restricted Group, with respect to any Equity Securities, (iii) subject to the obligation of the designee of the Restricted Group on the Board of Directors to exercise his or her fiduciary duties as a director, otherwise seek or propose to acquire control of the Board of Directors, (iv) take any action that could reasonably be expected to force the Company to make a public announcement regarding any of the types of matters referred to in clause (i), (ii) or (iii) above, or (v) enter into any discussions, negotiations, agreements, arrangements or understandings with any third party with respect to any of the foregoing. No member of the Restricted Group will request the Company or any of its Representatives to amend or waive any provision of this paragraph (including this sentence) or Section 4.01 during such period. If at any time during such period a member of the Restricted Group is approached by any third party concerning its participation in any of the types of matters referred to in clause (i), (ii) or (iii) above, such member will promptly inform the Company of the nature of such contact and the parties thereto.


                                    ARTICLE V

           COVENANTS OF THE STOCKHOLDERS IN CONNECTION WITH THE MERGER

                  5.01 Ownership of Target Shares; Approval of Merger Agreement.
(a) Each Stockholder represents and warrants to the Company that such Stockholder owns, beneficially and of record, as of the date hereof, the number of shares of Target Common Stock listed on Schedule I hereto (collectively, the "Target Shares"), subject to no rights of others and free and clear of all Liens. Such Stockholder's right to vote or Dispose of the Target Shares beneficially owned by such Stockholder is not subject to any voting trust, voting agreement, voting arrangement or proxy and such Stockholder has not entered into any contract, option or other arrangement or undertaking with respect thereto.

                  (b) Until the Effective Time, no Stockholder will Dispose of any of the Target Shares owned by such Stockholder or any interest therein, exercise any right of conversion with respect to any such Target Shares, deposit any of such Target Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect Disposition of any of the Target Shares.

                  (c) Each Stockholder will, with respect to those Target Shares that such Stockholder either owns of record on the record date for voting at any annual or special meeting of Target stockholders to be held for the purpose of voting on the adoption of the Merger Agreement or for granting any written consent in connection with the solicitation of written consents in lieu of such a meeting (collectively, the "Target Stockholders' Meeting") or with respect to which such Stockholder otherwise controls the vote, vote or cause to be voted such shares (or execute written consents with respect to such shares) (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) against any Alternative Proposal (as defined in Section 5.02) and (iii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement, including without limitation at the Target Stockholders' Meeting.

                  5.02 No Solicitation. Prior to the Effective Time, and subject to Section 5.03, each Stockholder shall not, and each Stockholder shall use best efforts to cause such Stockholder's Affiliates and Representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to the stockholders of Target) with respect to a merger, consolidation or other business combination including Target or any of its Subsidiaries or any acquisition or similar transaction (including, without limitation, a tender or exchange offer) involving the purchase of all or any significant portion of the assets of Target and its Subsidiaries taken as a whole or any outstanding shares of the capital stock of Target or any Subsidiary of Target (any such proposal or offer being hereinafter referred to as an "Alternative Proposal"), or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions or enter into any agreements, arrangements or understandings, whether written or oral, with, any Person relating to an Alternative Proposal (excluding the transactions contemplated by the Merger Agreement), or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal. The Stockholders will promptly notify the Company if any such inquiries, proposals or offers are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, such Stockholder or any of such Persons.

                  5.03 Director Actions. Notwithstanding any other provision of this Stockholders Agreement to the contrary, the covenants and agreements set forth herein shall not prevent any member of the Restricted Group, or any designees of the members of the Restricted Group, who serve on Target's Board of Directors from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such member's or designee's capacity as a director of Target in accordance with his or her fiduciary duties.


                                   ARTICLE VI

             COVENANTS OF BIL ENTITIES IN CONNECTION WITH THE MERGER

                  6.01 Approval of Merger Agreement. (a) Each of the BIL Entities represents and warrants to the Stockholders that it owns, beneficially and of record, as of the date hereof, the number of shares of each class of capital stock of the Company listed on
Schedule II hereto (collectively, the "Company Shares").

                  (b) Until the Effective Time, none of the BIL Entities will Dispose of any of the Company Shares or any interest therein, deposit any of the Company Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect Disposition of any of the Company Shares.

                  (c) Each of the BIL Entities will, with respect to those Company Shares that such BIL Entity either owns of record on the record date for voting at any annual or special meeting of Company stockholders to be held for the purpose of voting on the adoption of the Merger Agreement or for granting any written consent in connection with the solicitation of written consents in lieu of such a meeting (collectively, the "Company Stockholders' Meeting") or with respect to which such BIL Entity otherwise controls the vote, vote or cause to be voted such shares (or execute written consents with respect to such shares) (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement, and
(ii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement, including without limitation at the Company Stockholders' Meeting.

                  6.02 Director Actions. Notwithstanding any other provision of this Stockholders Agreement to the contrary, the covenants and agreements set forth herein shall not prevent any designees of either of the BIL Entities who serve on the Company's Board of Directors from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such designees' capacity as a director of the Company in accordance with their fiduciary duties.


                                   ARTICLE VII

             COVENANTS OF MR. SELINGER IN CONNECTION WITH THE MERGER

                  7.01 Approval of Merger Agreement. (a) Mr. Selinger represents and warrants to the Stockholders that he owns, beneficially and of record, as of the date hereof, the number of shares of each class of capital stock of the Company listed on Schedule III hereto (collectively, the "Selinger Shares").

                  (b) Until the Effective Time, Mr. Selinger will not deposit any of the Selinger Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto.

                  (c) Mr. Selinger will, with respect to those Selinger Shares that Mr. Selinger either owns of record on the record date for voting at the Company Stockholders' Meeting or with respect to which Mr. Selinger otherwise controls the vote, vote or cause to be voted such shares (or execute written consents with respect to such shares) (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement, and (ii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement, including without limitation at the Company Stockholders' Meeting.

                  7.02 Director Actions. Notwithstanding any other provision of this Stockholders Agreement to the contrary, the covenants and agreements set forth herein shall not prevent Mr. Selinger from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in his capacity as a director of the Company in accordance with his fiduciary duties.

                                  ARTICLE VIII

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                  Each Stockholder hereby represents and warrants to the Company as follows:

                  8.01 Authority. This Stockholders Agreement has been duly and validly executed and delivered by each Stockholder and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  8.02 No Conflicts. The execution and delivery by each Stockholder of this Stockholders Agreement do not, and the performance by each Stockholder of such Stockholder's obligations under this Stockholders Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to such Stockholder or any of such Stockholder's properties or assets; or

                  (b) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require such Stockholder to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon any of such Stockholder's properties or assets under, any contract, agreement, plan, permit or license to which such Stockholder is a party.

                  8.03 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of any Stockholder is required in connection with the execution, delivery and performance of this Stockholders Agreement or the consummation of the transactions contemplated hereby, other than filings under the Exchange Act in connection with such Stockholder's acquisition of Equity Securities and the other transactions contemplated by this Stockholders Agreement and the Merger Agreement.


                                   ARTICLE IX

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Stockholders as follows:

                  9.01 Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to execute and deliver this Stockholders Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  9.02 Authority. The execution and delivery by the Company of this Stockholders Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by the Board of Directors of the Company, no other corporate action on the part of the Company or its stockholders being necessary. This Stockholders Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  9.03 No Conflicts. The execution and delivery by the Company of this Stockholders Agreement do not, and the performance by the Company of its obligations under this Stockholders Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of the Company;

                  (b) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to the Company or any of its properties or asset; or

                  (c) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Company to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of or (iv) result in the creation or imposition of any Lien upon the Company or any of its properties or assets under, any contract, agreement, plan, permit or license to which the Company is a party.

                  9.04 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Company is required in connection with the execution, delivery and performance of this Stockholders Agreement or the consummation of the transactions contemplated hereby, other than filings under the Exchange Act in connection with the Stockholders' voting agreement contained in this Stockholders Agreement and the other transactions contemplated by this Stockholders Agreement and the Merger Agreement.

                                    ARTICLE X

               REPRESENTATIONS AND WARRANTIES OF THE BIL ENTITIES

                  Each of the BIL Entities hereby represents and warrants to the Stockholders as follows:

                  10.01 Incorporation. Each of the BIL Entities is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the BIL Entities has the requisite corporate power and authority to execute and deliver this Stockholders Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  10.02 Authority. The execution and delivery by each of the BIL Entities of this Stockholders Agreement, and the performance by each of the BIL Entities of its obligations hereunder, have been duly and validly authorized by all necessary corporate actions on the part of such BIL Entity, no other corporate action on the part of such BIL Entity or its stockholders being necessary. This Stockholders Agreement has been duly and validly executed and delivered by each of the BIL

Entities and constitutes a legal, valid and binding obligation of each of the BIL Entities in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  10.03 No Conflicts. The execution and delivery by each of the BIL Entities of this Stockholders Agreement do not, and the performance by each of the BIL Entities of its obligations under this Stockholders Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the corporate charter documents of such BIL Entity;

                  (b) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to such BIL Entity or any of its properties or asset; or

                  (c) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require such BIL Entity to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of or (iv) result in the creation or imposition of any Lien upon such BIL Entity or any of its properties or assets under, any contract, agreement, plan, permit or license to which such BIL Entity is a party.

                  10.04 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of either BIL Entity is required in connection with the execution, delivery and performance of this Stockholders Agreement or the consummation of the transactions contemplated hereby, other than filings under the Exchange Act in connection with the BIL Entities' voting agreement contained in this Stockholders Agreement and the other transactions contemplated by this Stockholders Agreement and the Merger Agreement.

                                   ARTICLE XI

                 REPRESENTATIONS AND WARRANTIES OF MR. SELINGER

                  Mr. Selinger hereby represents and warrants to the Stockholders as follows:

                  11.01 Authority. This Stockholders Agreement has been duly and validly executed and delivered by Mr. Selinger and constitutes a legal, valid and binding obligation of Mr. Selinger enforceable against Mr. Selinger in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  11.02 No Conflicts. The execution and delivery by Mr. Selinger of this Stockholders Agreement do not, and the performance by Mr. Selinger of his obligations under this Stockholders Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to Mr. Selinger or any of his properties or assets; or

                  (b) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Mr. Selinger to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon any of Mr. Selinger's properties or assets under, any contract, agreement, plan, permit or license to which Mr. Selinger is a party.

                  11.03 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Mr. Selinger is required in connection with the execution, delivery and performance of this Stockholders Agreement or the consummation of the transactions contemplated hereby, other than filings under the Exchange Act in connection with Mr. Selinger's voting agreement contained in this Stockholders Agreement and the other transactions contemplated by this Stockholders Agreement and the Merger Agreement.

                                   ARTICLE XII

                               GENERAL PROVISIONS

                  12.01 Survival of Representations, Warranties, Covenants and Agreements. Notwithstanding any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Stockholders Agreement, each party hereto has the right to rely fully upon the representations and warranties of the others contained in this Stockholders Agreement. Except as provided in Section 12.02, the representations, warranties, covenants and agreements of each party hereto contained in this Stockholders Agreement will survive until the termination of this Stockholders Agreement.

                  12.02 Termination. This Stockholders Agreement and all rights and obligations of the parties hereunder, including, without limitation, the provisions of Section 5.01 and Section 5.02, shall automatically terminate, and shall cease to be of any further force and effect, upon the earlier to occur of
(i) the termination of the Merger Agreement in accordance with its terms, (ii) the mutual written agreement of the Stockholders and the Company, (iii) such time following the Effective Time as the Restricted Group beneficially owns Voting Securities representing less than 5% of the Voting Power of all Outstanding Voting Securities and (iv) a Change of Control. Notwithstanding the termination of this Stockholders Agreement, nothing contained herein shall relieve any party hereto from liability for breach of any of such party's representations, warranties, covenants or agreements contained in this Stockholders Agreement.

                  12.03 Amendment and Waiver. (a) This Stockholders Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  (b) Any term or condition of this Stockholders Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Stockholders Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Stockholders Agreement on any future occasion. All remedies, either under this Stockholders Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  12.04 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                  If to any Stockholder, to:

                  c/o Fuqua Capital Corporation
                  One Atlantic Center
                  1201 West Peachtree Street
                  Suite 500
                  Atlanta, GA  30309
                  Facsimile No.:  (404) 815-4528
                  Attn:  J. Rex Fuqua
                  with a copy to:

                  Dow, Lohnes & Albertson
                  1200 New Hampshire Avenue, N.W.
                  Suite 800
                  Washington, DC  20036-6802
                  Facsimile No.:  (202) 776-2222
                  Attn:  Edward J. O'Connell, Esq.

                  If to either of the BIL Entities, to:

                  BIL (Far East Holdings) Limited
                  c/o Brierley Investments Limited
                  10 Eastcheap, 3rd Floor
                  London EC 3M 1AJ
                  United Kingdom
                  Facsimile No.:  011-44-171-369-9112
                  Attn:  Rodney F. Price, Chairman

                  with a copy to:

                  Brierley Investments Limited
                  22-24 Victoria Street
                  Level 6, Colonial Building
                  Wellington, New Zealand
                  Facsimile:  011-644-473-1631
                  Attn:  Mark Horton, Corporate Secretary

                  If to the Company, to:

                  Graham-Field Health Products, Inc.
                  400 Rabro Drive East
                  Hauppauge, New York  11788
                  Facsimile No.:    (516) 582-5608
                  Attn: Richard S. Kolodny, Esq.

                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy
                  1 Chase Manhattan Plaza
                  New York, NY  10005
                  Facsimile No.:    (212) 530-5219
                  Attn:  Robert S. Reder, Esq.

                  If to Mr. Selinger, to:

                  Mr. Irwin Selinger
                  Graham-Field Health Products, Inc.
                  400 Rabro Drive East
                  Hauppauge, New York  11788
                  Facsimile No.:    (516) 582-5608
                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy
                  1 Chase Manhattan Plaza
                  New York, NY  10005
                  Facsimile No.:    (212) 530-5219
                  Attn:  Robert S. Reder, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  12.05 Irrevocable Appointment of Agent. By the execution and delivery of this Stockholders Agreement, including counterparts hereof, each Stockholder hereby irrevocably constitutes and appoints J. Rex Fuqua as the true and lawful agent and attorney-in-fact of each such Stockholder (such individual, or such other individual as Stockholders who own a majority of the aggregate Equity Securities then owned by all the Stockholders (the "Requisite Stockholders") shall designate in writing to the Company from time to time, is herein referred to as the "Agent"), to do or refrain from doing all such further acts and things, and to execute all such documents, as the Agent shall deem necessary or appropriate in connection with this Stockholders Agreement. Unless there is no existing person that has been designated to act as Agent by the Requisite Stockholders, all rights of the Stockholders under this Stockholders Agreement (including without limitation the right to designate a director pursuant to Section 2.01) shall be exercised by the Stockholders only through or by the Agent in his or her capacity as agent of the Stockholders hereunder, and the Company shall not be required to take directions from any other Stockholder for so long as such Agent continues to serve and has not otherwise been removed as Agent pursuant to notice to the Company from the Requisite Stockholders. If at any time no Person is serving as Agent, the Company shall not be required to take action except upon the direction of the Requisite Stockholders.

                  12.06 Entire Agreement. This Stockholders Agreement supersedes all prior discussions and agreements among the parties hereto with respect to the subject matter hereof, and contains, together with the Registration Rights Agreement, the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  12.07 No Third Party Beneficiary. The terms and provisions of this Stockholders Agreement are intended solely for the benefit of each party hereto, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                  12.08 No Assignment; Binding Effect. Neither this Stockholders Agreement nor any right, interest or obligation hereunder may be assigned by any parties hereto without the prior written consent of the other party hereto and any attempt to do so will be void. Subject to the preceding sentence, this Stockholders Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns and legal representatives.

                  12.09 Specific Performance; Legal Fees. The parties acknowledge that money damages are not an adequate remedy for violations of any provision of this Stockholders Agreement and that any party may, in such party's sole discretion, apply to a court of competent jurisdiction for specific performance for injunctive or such other relief as such court may deem just and proper in order to enforce any such provision or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. The parties hereto agree that, in the event that any party to this Stockholders Agreement shall bring any legal action or proceeding to enforce or to seek damages or other relief arising from an alleged breach of any term or provision of this Stockholders Agreement by any other party, the prevailing party in any such action or proceeding shall be entitled to an award of, and the other party to such action or proceeding shall pay, the reasonable fees and expenses of legal counsel to the prevailing party.

                  12.10 Headings. The headings used in this Stockholders Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  12.11 Invalid Provisions. If any provision of this Stockholders Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Stockholders Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Stockholders Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Stockholders Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  12.12 Governing Law. Except to the extent that the DGCL is mandatorily applicable to the rights and obligations of the parties, this Stockholders Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  12.13 Consent to Jurisdiction and Service of Process. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan in the City of New York in any action, suit or proceeding arising in connection with this Stockholders Agreement, agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein to the extent permitted by law), and agrees to delivery of service of process by any of the methods by which notices may be given pursuant to Section 12.04, with such service being deemed given as provided in such Section; provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 12.13 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction.

                  12.14 Counterparts. This Stockholders Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, each party hereto has signed this Stockholders Agreement, or caused this Stockholders Agreement to be signed by its officer thereunto duly authorized, as of the date first above written.


                                 GRAHAM-FIELD HEALTH PRODUCTS, INC.



                                 By:       s/s IRWIN SELINGER
                                           --------------------------
                                    Name:
                                    Title:


                                 BIL (FAR EAST HOLDINGS) LIMITED



                                 By:      s/s RODNEY E. PRICE
                                          ---------------------------
                                    Name:
                                    Title:


                                 BIL SECURITIES (OFFSHORE) LTD.



                                 By:      s/s RODNEY E. PRICE
                                          ---------------------------
                                    Name:
                                    Title:


                                 s/s IRWIN SELINGER
                                 -----------------------------------
                                 IRWIN SELINGER


                                 s/s J.B. FUQUA
                                 -----------------------------------
                                 J. B. FUQUA


                                 s/s J. REX FUQUA
                                 -----------------------------------
                                 J. REX FUQUA


                                 FUQUA HOLDINGS - I, L.P.

                                 By: FUQUA HOLDINGS, INC., its
                                     General Partner

                                     By: s/s J. REX FUQUA
                                        ----------------------------
                                        Name:  J. Rex Fuqua
                                        Title: President

                             THE JENNIFER CALHOUN FUQUA TRUST


                             By:      s/s J.B. FUQUA
                                -------------------------------
                                Name:  J. B. Fuqua
                                Title: Trustee


                             THE LAUREN BROOKS FUQUA TRUST


                             By:      s/s J.B. FUQUA
                                -------------------------------
                                Name:  J. B. Fuqua
                                Title: Trustee


                             THE J. B. FUQUA FOUNDATION, INC.


                             By:      s/s J.B. FUQUA
                                -------------------------------
                                Name:  J. B. Fuqua
                                Title: Chairman, President

                                                                  SCHEDULE I



                     Target Shares Owned by the Stockholders




         Stockholder                                                   Number
         -----------                                                   ------

         J. B. Fuqua                                                   372,232

         J. Rex Fuqua                                                  310,142

         Fuqua Holdings - I, L.P.                                      366,000

         The Jennifer Calhoun Fuqua Trust                              160,843

         The Lauren Brooks Fuqua Trust                                 160,842

         The J. B. Fuqua Foundation, Inc.                               69,698

                                                                     SCHEDULE II



                    Company Shares Owned by the BIL Entities



                                  BIL Far East


         Class                                                         Number
         -----                                                         ------


Common Stock                                                           2,118,696

Series B Cumulative Convertible
         Preferred Stock                                                   3,527





                                 BIL Securities


Common Stock                                                           1,942,882

Series B Cumulative Convertible
         Preferred Stock                                                   2,573

Series C Cumulative Convertible
         Preferred Stock                                                   1,000

                                                                    SCHEDULE III



                      Company Shares Owned by Mr. Selinger




         Class                                                         Number

Common Stock(1)                                                       1,262,384















(1) Includes 332,271 shares currently issuable upon the exercise of stock options issued pursuant to the Company's Incentive Program and 5,500 shares owned by Mr. Selinger's wife as to which shares Mr. Selinger disclaims any beneficial interest.